UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2021 (July 29, 2021)
HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland	(Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware	(Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320,	Scottsdale,	Arizona	85254	(480)	998-3478
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	☐	Emerging growth company
Healthcare Trust of America Holdings, LP	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 30, 2021, the Board of Directors (the “Board”) of Healthcare Trust of America, Inc. (the “Company”) named Peter N. Foss as Interim President and Chief Executive Officer of the Company, effective as of August 2, 2021. Scott D. Peters resigned on July 29, 2021, effective August 2, 2021, as a director and Chairman of the Board, President and Chief Executive Officer of the Company. Effective August 2, 2021, the Lead Independent Director of the Board, W. Bradley Blair, II, was elected to be the Chairman of the Board.

Mr. Foss, 77, has served as an independent director of the Company since April 2015. He provides the Company strong leadership skills through significant experience in customer relationships and stakeholder and employee engagement. He is a 35 year veteran of General Electric Company (“GE”) where he was President of GE’s Olympic Sponsorship and Corporate Accounts from 2003 until his retirement in February 2013. In addition, Mr. Foss directed the Corporate Sales Program at GE. Mr. Foss was rehired by GE in November 2013 to serve as the leader of the GE/NFL Brain Research Program. Prior to his most recent positions, he served for six years as the President of GE Polymerland, a commercial organization representing GE Plastics in the global marketplace. Prior to GE Polymerland, Mr. Foss served in various commercial roles with GE, including introducing LEXAN® film in the 1970s, and was the Market Development Manager on the ULTEM® introduction team in 1982. He has also served as the Regional General Manager for four of the GE Plastics regions, including leading the GE Plastics effort in Mexico in the mid-1990s. Mr. Foss serves on the board of Savista (formerly nThrive), a private company. Mr. Foss previously served on the board of directors of First Horizon National Corporation, Capital Bank Corp., Green Bankshares and TIB Financial Corp. Mr. Foss has stepped down as a member of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board, but has remained a member of the Board’s Investment Committee. Warren D. Fix, an independent director currently serving on the Board, has replaced Mr. Foss as Chairman of the Board’s Compensation Committee.

A copy of the press release issued by the Company on August 3, 2021, announcing the appointment of Mr. Foss as Interim President and Chief Executive Officer, the election of Mr. Blair as Chairman, and Mr. Peters’ resignation is attached as Exhibit 99.1 hereto.

Item 8.01	Other Events.
The Company, with the assistance of outside legal counsel, and the Audit Committee, with the assistance of independent legal counsel, recently began an internal investigation into circumstances relating to reports pursuant to the Company’s whistleblower policy. The investigation is in its early stages, no conclusions have been reached, and the Company cannot predict its duration or outcome. At this time, the Company does not believe that the matters that are the subject of the ongoing investigation will have a material adverse impact on the Company’s financial condition or results of operations.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended) that involve risks and uncertainties. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by the Board and management, and on information currently available to the Board and management. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential consequences of the internal investigation include, but are not limited to: the possibility that the Securities and Exchange Commission (SEC), the U.S. Department of Justice and/or other domestic and international governmental authorities or regulators may commence investigations into the facts underlying our internal investigation; the consequences of any such government investigations, including the imposition of civil or criminal penalties and the loss of eligibility to bid for and obtain government contracts; the risk that we may become subject to shareholder lawsuits, the defense of which may be costly; potential reputational harm resulting from the facts underlying the internal investigation; the possibility that executives or other employees may resign or be terminated; the impact of the investigation on historical financial statements; the effect of the internal investigation on our conclusions regarding the effectiveness of our internal control over financial reporting and our disclosure controls and procedures and on our ability to timely file the reports we are required to file with the SEC. For additional factors that could cause results to differ materially from forward-looking statements contained in this Current Report on Form 8-K, see the cautionary language set forth under the heading Forward Looking Statements in the press release filed as Exhibit 99.1 to this Form 8-K and the Risk Factors contained in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release dated August 3, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: August 3, 2021	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: August 3, 2021	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer